UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

On August 7, 2014, KLA-Tencor Corporation (the “Company”) issued a press release announcing that the Company's Board of Directors has declared a cash dividend of $0.50 per share on the Company's Common Stock. Such dividend shall be payable on September 2, 2014 to the Company's stockholders of record as of the close of business on August 18, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Text of press release issued by KLA-Tencor Corporation dated August 7, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date:	August 7, 2014	By: /s/ BRIAN M. MARTIN
Name: Brian M. Martin
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release issued by KLA-Tencor Corporation dated August 7, 2014